UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Global Entertainment Holdings/Equities, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

_______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 13, 2005

_________________________

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of the Shareholders of Global Entertainment Holdings/Equities, Inc. (hereinafter referred to as the “Company”), to be held on Thursday, October 13, 2005 at 9 a.m. (EDT) at 703 Waterford Way, Suite 690, Miami, Florida, for the following purposes:

1.

PROPOSAL NO. 1:  To elect the Board of Directors, each to serve until the next Annual Meeting of the shareholders or until their respective successors are elected and qualify;

2.

PROPOSAL NO. 2:  To ratify and approve the selection by the Board of Directors of Mahoney Cohen and Company, CPA, P.C., as the Company’s independent accountants for the current year;

3.

To consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

The complete text of these proposals and the reasons your Directors have proposed their adoption or oppose their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES AND “FOR” PROPOSAL NUMBER 2. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY’S EXPENSES IN THIS MATTER.

Only shareholders of record as shown on the books of the Company at the close of business on September 8, 2005 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company’s shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company’s principal executive offices at 703 Waterford Way, Suite 690, Miami, Florida 33126 from the date of this notice for inspection by any shareholder for any purpose germane to the Annual Meeting.

The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

By Order of the Board of Directors,

Bryan Abboud, Chief Executive Officer

September 27, 2005

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 13, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished to shareholders of Global Entertainment Holdings/Equities, Inc. (the “Company”) in connection with the Board of Director’s solicitation of proxies for use at the annual meeting of shareholders to be held on October 13, 2005, and at any adjournment of that meeting (the “Annual Meeting”). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about September 27, 2005.

The Board of Directors has fixed September 8, 2005 as the record date for determining shareholders who are entitled to vote at the Annual Meeting. At the close of business on September 8, 2005, the Company had issued and outstanding 7,652,357 shares of common stock (the “Common Stock”), held of record by approximately 119 shareholders and held in street name by 200 shareholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder’s receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $8,000, will be borne by the Company.

All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a shareholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will not be counted as votes “for” or “against” the proposals, and will not be counted as shares voted on such matter.

The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, but will not affect the election of directors.

The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors and to ratify and approve the selection by the Board of Mahoney Cohen & Company, CPA, P.C. as the Company’s independent accountant for the current year.

Management of the Company has been informed by the executive officers and directors of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR the nominees and FOR proposal number 2. Together, such parties and proxies represent approximately 41% of the votes eligible to be cast at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 8, 2005, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially 5% or more of the 7,652,357 outstanding shares of Common Stock, (ii) each director and officer of the Company and (iii) all directors and officers as a group:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned
Joann Abboud (2)	707,194	9.24%
60 Seagate Drive #703
Naples, Florida 34103
Todd Elmquist	561,285	7.33%
1011 W 69th Terrace
Kansas City, MO 64113
David & Nancy Abboud	465,693	6.09%
5709 F St.
Omaha, NE 68117
Executive Officers & Directors
Bryan Abboud (3)	3,523,358	46.04%
703 Waterford Way, Suite 690
Miami, Florida 33126
Thomas Glaza (4)	110,210	1.44%
703 Waterford Way, Suite 690
Miami, Florida 33126
James Doukas (5)	79,558	1.04%
703 Waterford Way, Suite 690
Miami, Florida 33126
David Outhwaite (6)	26,250	less than 1%
703 Waterford Way, Suite 690
Miami, Florida 33126
Clint Snyder (7)	45,000	less than 1%
703 Waterford Way, Suite 690
Miami, Florida 33126
All Executive Officers & Directors as a Group	3,906,876	51.05%

——————

(1)

The number of shares and percentage of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2)

Joann Abboud is the mother of Bryan Abboud. Joann Abboud is the owner of 100% of the voting stock of Camelot Investments, Inc. Camelot Investments, Inc. owns 75,913 shares of the Company’s Common Stock. These shares are reflected in the total 707,194 shares owned by Joann Abboud.

(3)

Includes 507,938 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 78,938 shares of common stock through December 31, 2008, at an exercise price of $0.50 per share; and (ii) 132,000 shares of common stock through December 31, 2009, at an exercise price of $0.50 per share; (iii) 50,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; (iv) 32,000 shares of common stock through December 31, 2012, at an exercise price of $0.50; (v) 22,500 shares of common stock through December 31, 2013, at an exercise price of $0.08; (vi) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10; and (vii) 177,500 shares of common stock through December 31, 2015, at an exercise price of $0.15.

(4)

Includes 87,000 shares beneficially owned by Tom Glaza by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share; and (v) 30,000 shares of common stock through December 31, 2011, at an exercise price of $0.71 per share.

(5)

Includes 57,000 shares beneficially owned by James Doukas by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share;  and (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share.

(6)

Includes 26,250 shares beneficially owned by David Outhwaite by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; and (ii) 11,250 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share.

(7)

Clinton Snyder’s beneficial holdings includes 45,000 shares owned by virtue of his ownership of options to purchase (i) 7,500 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (iii) 22,500 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compen- sation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0	n/a	0

Equity compensation plans not approved by security holders	1,839,702	$0.34	0

Total	1,839,702	$0.34	0

Description of Equity Compensation

During the past several years, employees of the Company were granted options to acquire shares of the Company’s common stock. These options were provided as motivation and incentives to individuals who, in the Company’s opinion, were important to the Company’s success. The total number of options granted and their terms for each year are as follows:

Year	Total Options	Exercise Price	Expiration Date
1998	160,125	$0.50	December 31, 2008
1999	222,525	$0.50	December 31, 2009
2001	283,675	$0.71	December 31, 2011
	35,000	$0.82	December 31, 2005
2002	233,850	$0.50	December 31, 2012
2003	227,167	$0.08	December 31, 2013
2004	228,250	$0.10	December 31, 2014
2005	364,110	$0.15	December 31, 2015
	85,000	$0.10	December 31, 2015

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s common stock (“Common Stock”) currently trades on the OTC Bulletin Board under the symbol “GAMM.”

The table below sets forth the high and low sales prices for the Common Stock for each quarter of 2002, 2003, 2004 and the first and second quarters of 2005. The quotations below reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions:

Year	Quarter	High	Low
2002	First	$0.38	$0.22
	Second	$0.33	$0.22
	Third	$0.51	$0.22
	Fourth	$0.30	$0.18
2003	First	$0.25	$0.09
	Second	$0.30	$0.09
	Third	$0.35	$0.10
	Fourth	$0.12	$0.05
2004	First	$0.50	$0.06
	Second	$0.20	$0.15
	Third	$0.15	$0.09
	Fourth	$0.20	$0.09
2005	First	$0.20	$0.12
	Second	$0.50	$0.11

The closing trading price on September 8, 2005, was $0.31.

Shareholders

The Company is authorized to issue 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. As of September 8, 2005, we had 7,652,357 shares of common stock outstanding held by approximately 119 holders of record, although we believe we have approximately 319 total shareholders. There are no shares of the Company’s preferred stock outstanding.

Dividends on the Common Stock

The Company has not declared a cash dividend on its Common Stock in the last two fiscal years and it does not anticipate the payment of future dividends. There are no other restrictions that currently limit the Company’s ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

FINANCIAL STATEMENTS

The Company’s financial statements together with the report thereon of Mahoney Cohen & Company, CPA, P.C., for the fiscal year ended December 31, 2004, and the supplementary quarterly information for the fiscal quarters ended March 31, 2005, and June 30, 2005 are incorporated herein by reference, from, and are set forth in, the Company’s 2004 form 10-KSB.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has determined that there will be four (4) directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Bryan Abboud, James Doukas, and David Outhwaite as directors of the Company and Thomas Glaza as Chairman of the Board of Directors of the Company. In the absence of other instructions, the proxies will be voted for each of the individuals named, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

The Board recommends a vote FOR the election of each of the nominees listed below.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If a shareholder submits a proxy and a substitute nominee is selected, the shares will be voted as abstained from voting on such nominee.

About the Directors

Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, presuming election of the nominees named below. All Directors of the Company will hold office until the next annual meeting of shareholders of the Company or until successors are duly elected and qualified.

Name	Age	Position
Bryan Abboud	34	CEO, President and Director
James Doukas	70	Director
Thomas Glaza	70	Chairman of the Board of Directors
David Outhwaite	51	Director

Bryan Abboud has been a director of the Company since 1998. Mr. Abboud was the Chairman of the Board of Directors of the Company from 1998 to February 2001, and has been chief executive officer and president of the Company since January 2002, and has been managing director of our wholly-owned subsidiary, IGW, since 1997. Mr. Abboud is also a co-founder of the Interactive Gaming Council, the online gaming industry’s premier trade association. Starting as an online gaming industry pioneer in 1995, he has assembled personnel, arranged financing, and led the Company successfully into the online gaming software industry. Earlier, Mr. Abboud was involved in upper management of a company in the high-tech consumer electronics industry. Before this he served as vice president of marketing for an electronics company, where he was responsible for all U.S. sales, advertising and promotions. Mr. Abboud earned a Masters in International Management at the American Graduate School of International Management (Thunderbird) and received a Bachelor of Science Degree in Commerce, with emphasis in Marketing at Santa Clara University. He also attended Sup de Co in Rouen, France.

Thomas Glaza accepted his appointment as Chairman of the Company’s Board of Directors in February 2001. He is serving on the Company’s compensation committee and audit committee. He retired from the MAPICS Corporation in March 2000 but continues to provide consulting services in this industry. Between 1988 and 1998, Mr. Glaza held a variety of positions with MAPICS Corporation, including Vice President of Marketing and Business Development. His duties involved contract negotiations, establishing internal corporate strategy, traditional activities of marketing, and co-ordination programs with the corporate marketing organization. From 1981 to 1988, Mr. Glaza founded GMD, a private software development and services firm servicing implementations of MAPICS and CAD systems where he served as chief executive officer and chief operating officer. From 1973 to 1980, Mr. Glaza held various managerial positions in the Manufacturing Industry Marketing Department of the General Systems Division of the IBM Corp. in Atlanta, which led to the development of MAPICS. From 1970 to 1973, he was the marketing manager for the IBM Branch Office in Portland, Oregon. In 1959, Mr. Glaza received his MBA from the University of Michigan, majoring in statistics and marketing. In 1957, Mr. Glaza graduated with a Bachelor of Business Administration from the University of Michigan where he majored in marketing and finance.

James Doukas has been a director of the Company since April 9, 2002. Mr Doukas is chairman of the Company’s compensation committee and a member of its audit committee. Mr. Doukas served in the military for over 32 years and was responsible for formulating and executing multi-million dollar budgets, leading large organizations of over 3,500 personnel, negotiating sensitive agreements with foreign governments, and conducting strategic planning at the national level. From 1988 to 1998, he was executive vice president of RJ Moore and Associates, a start up engineering firm for which he had regional responsibility in sales, marketing, and personnel recruitment. Mr. Doukas received a Bachelor of Arts degree from St. Benedicts College and a Master of Arts degree from George Washington University.

David Outhwaite has been a director of the Company since May 12, 2004. Mr. Outhwaite is the CEO and President of VIQ Solutions, Inc. of Markham, Ontario. VIQ Solutions, Inc. provides complete solutions that include digital voice capture and workflow management software, network storage utilities, and world class transcriptions services. Mr. Outhwaite has 32 years of experience in the software and telecommunications industries. Previously, Mr. Outhwaite was the COO of CryptoLogic Inc., a Toronto based company providing Internet based Casino and eCommerce software to the global marketplace.

Mr. Outhwaite has held executive management positions with Informix Software Canada, Sybase Canada, Control Data Systems and Philips Information Systems. He has had an extensive career managing growth technology companies employing several hundred people and has led expansions in South American, European and Pacific markets. Mr. Outhwaite has participated in numerous ISO certifications and has acted as Compliance Officer for several public companies. He brings in-depth operational experience, and proven record of success to his role at VIQ Solutions, Inc. Mr. Outhwaite attended the University of Manitoba and the Canadian Institute of Management.

Meetings and Committees of the Board of Directors

The Board held five (4) meetings during fiscal 2004. All of the directors attended all of the meetings of the Board of Directors during fiscal 2004. The Company does not have a nominating committee of the Board of Directors. The Company’s Board of Directors is of the opinion that their current practice of networking to seek out potential candidates results in Board of Director candidates who have industry and business background qualifications and can adequately represent the interests of the stockholders. The Board of Directors does not have a policy with regard to the consideration of any director candidates recommended by security holders, as the Board considers the influence of any security holders at the current time to be insufficient to warrant establishing a policy at the current time. The Board of Directors considers the criteria for potential candidates to correspond with the requirements outlined in the Company’s Corporate Governance Guidelines, adopted August 5, 2003. All Directors have been re-nominated to stand for election. All candidates have accepted the nomination.

Audit Committee

The Board of Directors established an Audit Committee in accordance with Section 3(a)(58)(A) of the 1934 Securities Exchange Act. Members of the Audit Committee are appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to the Company’s shareholders and others, the systems of internal controls which management and the Board have established, and the audit process. The Audit Committee was formed January 27, 2003 and has met four times during fiscal year 2004.

Compensation Committee

The primary purpose of the Compensation Committee is:

(i)

to assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers; and

(ii)

to produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

The compensation committee was formed January 27, 2003 and has had one meeting during the fiscal year 2004. The members of the compensation committee include Thomas Glaza and James Doukas.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company’s accounting functions and internal controls over financial reporting. The Audit Committee is composed of three directors, each of whom is independent in accordance with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Mahoney Cohen & Company, CPA, P.C. served as the Company’s independent auditor during 2004 and was appointed by the Audit Committee to serve in that capacity for 2005. Representatives of Mahoney Cohen & Company, CPA, P.C. will not be present at the annual stockholders’ meeting.

In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2004 financial statements. The Audit Committee also discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor that firm’s independence.

The following table presents fees for the audits of the Company’s annual consolidated financial statements for 2004 and 2003 and for other services provided by Mahoney Cohen & Company, CPA, P.C.

	2004	2003
Audit Fees	$50,772	$33,000
Audit-Related Fees	-0-	-0-
Tax Fees	$ 5,000	$ 7,010
All Other Fees	-0-	-0-

Based upon the Audit Committee’s review and discussions with management and the independent auditor, and the Audit Committee’s review of the representations of management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report to Stockholders and in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

All of the members of the Audit Committee are independent within the meaning of the SEC regulations and the Company’s Guidelines on Corporate Governance. No member is qualified as an audit committee financial expert as defined by SEC regulations. The Company does not have an Audit Committee financial expert because the Board of Directors believes that the collective expertise of the Audit Committee is believed to be sufficient to carry out the duties of the Audit Committee.

The charter for the Audit Committee is attached to this proxy statement as Exhibit A.

THE AUDIT COMMITTEE

Dave Stein (Resigned April 25, 2005)

James Doukas

Thomas Glaza

Directors’ Compensation

All directors receive annual options to purchase 15,000 shares each of the Company’s common stock per year. All such options bear an exercise prices equal to the weighted average of the common stock’s closing price for the three (3) months prior to the granting of such options. Awarding occurs at the beginning of the year and vesting occurs as the year transpires or upon termination of the Director. All Directors are reimbursed for out-of-pocket expenses incurred in connection with the Company’s business and receive $1,000 per attended meeting, $500 per telephonic meeting.

EXECUTIVE OFFICERS

The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company’s shareholders, and hold office until their death, or until they resign or have been removed.

Name	Age	Position
Clinton Snyder	50	Chief Financial Officer and Secretary
Dennis Deblois	43	Chief Information Officer

Clint Snyder has been Chief Financial Officer of the Company since January 21, 2003. From January 2002 to 2003, Mr. Snyder served as a financial consultant to Universal Communication Systems, Inc., a publicly held holding company in the communications and manufacturing industries. Mr. Snyder served as Chief Financial Officer of TVC Telecom, Inc. (formerly Legacy Software, Inc.) from November 1998 to January 2002. From 1992 to 1998, he served as a business consultant, financial and tax strategist for companies throughout the New England area in his position as President of CFO Business Services, Inc. From 1990 to 1992, he served as Vice President of Finance for Innovative Telecom Company, Inc., a telecommunications provider. From 1985 to 1990 he served as Executive Officer for Finance and Administration with North American Beauty Services, Inc., a wholesale and retail distributor of consumer based personal care products. From 1982 to 1985 he served as Finance Officer for a multi-national construction products and real estate development firm in Baltimore, Maryland. From 1975 to 1982 he served as auditor and business consultant with the public accounting firm of Stegman & Associates.

Dennis Deblois has served as Chief Information Officer since August 26, 2004, under a contract we have with his technology consulting firm, International Data Consultants (“IDC”). Mr. Deblois founded IDC in 1994, since which time he has served as its President and Chief Executive Officer. With a staff of 14, IDC serves numerous South Florida, national and international clients. Prior to starting IDC, Mr. Deblois served as Senior Technical Advisor and Strategic Accounts Manager for Computer Express MicroAge, an international computer system design and sales organization, from 1988-1994. In 1987, prior to joining Computer Express MicroAge, Mr. Deblois co-founded Personal Computer Training Corporation, a company dedicated to providing on-site training for businesses on diverse software ranging from word processing and spreadsheets to financial and accounting systems. From 1984 to 1987, Mr. Deblois worked as a corporate and customer trainer for International Computer Systems, the then-largest computer retailer in the Southeastern United States. In this capacity, he designed and implemented one of the industry’s first sales training programs to effectively link technical expertise to staff compensation. The completed program was evaluated and partially adopted by several leading technology companies, including IBM.

Mr. Deblois received a bachelor’s degree from the University of Miami in 1984. He has subsequently received multiple certifications in technology and engineering, including recognition as a Compaq Advanced Systems Engineer, Certified Novell Engineer, IBM Technical Advisor, and IBM Certified Trainer.

During and prior to founding IDC, Mr. Deblois has worked as a technical consultant for Fortune 500 companies and other corporations, including Ryder Systems, Knight-Ridder, American Bankers Insurance Group, Miami-Dade County, Burger King, City of Miami, Bacardi Corporation, United Trust Fund, University of Miami, and Johnson & Johnson.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 2004, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

COMPENSATION AND OTHER BENEFITS

Executive Compensation

The following table provides summary information for the years 2004, 2003 and 2002 concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of its chief executive officer for the appropriate years.

SUMMARY COMPENSATION TABLES

					Long Term Compensation
	Annual Compensation				Awards		Payouts
Named Officer	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Comp
Bryan Abboud	2004	$156,000	$21,076	- 0 -	- 0 -	30,000	- 0 -	- 0 -
President	2003	$156,000	$22,884	- 0 -	- 0 -	30,000	- 0 -	- 0 -
	2002	$156,000	$26,991	- 0 -	- 0 -	42,000	- 0 -	- 0 -
James Herrera (1)	2004	$126,000	$ 2,500	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -
VP Business	2003	$ 84,500	$12,816	$15,000(1)	- 0 -	30,000	- 0 -	- 0 -
Development
and Strategic Marketing
Clinton Snyder(2)	2004	$126,000	$ 7,972	- 0 -	- 0 -	30,000	- 0 -	- 0 -
	2003	$117,115	$ 9,331	- 0 -	- 0 -	30,000	- 0 -	- 0 -
Dennis Deblois(3)	2004	$ 36,000	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -
Chief Information
Officer

———————

(1)

James Herrera commenced employment May 1, 2003 and was terminated January 21, 2005. Other compensation in 2003 represents a moving allowance.

(2)

Clinton Snyder commenced employment January 21, 2003.

(3)

Dennis Deblois was contracted through an agreement with International Data Consultants, which commenced August 26, 2004.

Option/SAR Grants in Last Fiscal Year

(Individual Grants)

Name	Number of Securities Underlying Options/SARS	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise of Base Price($/Sh)	Expiration Date
Bryan Abboud	30,000	13.1%	$0.10/Share	December 31, 2014
James Herrera	—	—
Clinton Snyder	30,000	13.1%	$0.10/Share	December 31, 2014
Dennis Deblois	—	—

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

	Number of Unexercised Securities Underlying Options at Fiscal Year End			Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Bryan Abboud	477,438		45,500	$1,950		$3,450
James Herrera	5,625		- 0 -	$ 450		- 0 -
Clinton Snyder	22,500		37,500	$1,950		$3,450
Dennis Deblois	—		—	—		—

There were no options exercised during the year ended December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Bryan Abboud, the Company’s Chief Executive Officer, President, member of the Company’s Board of Directors and Managing Director of IGW Software, NV, is a son of JoAnn Abboud, who owns 9% of the Company’s Common Stock.

Bryan Abboud loaned the Company $50,000, on February 14, 2005, for working capital, which is secured by a promissory note bearing interest at fifteen percent per year payable in monthly installments of principal and interest in the amount of $3,119.24 through August, 2006.

Other than as listed above or as previously reported, no transaction, proposed transaction or series of transactions occurred in the last two years and through the date of this filing directly or indirectly, between the Company and any director or executive officer that exceeded $60,000 during the last two years.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Subject to ratification by the shareholders, the Board has selected Mahoney Cohen & Company, CPA, P.C., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2005. Although shareholder approval of the Board of Directors’ selection of Mahoney Cohen & Company, CPA, P.C. is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Mahoney Cohen & Company, CPA, P.C.

Representatives of Mahoney Cohen & Company, CPA, P.C. are not expected to be present at the Meeting.

The Board recommends a vote FOR the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as independent auditors.

INDEPENDENT PUBLIC ACCOUNTANTS

On February 8, 2005, Mahoney Cohen & Company, CPA, P.C. was selected by the Board as the Company’s independent auditor for the fiscal year ending December 31, 2005.

Audit Fees

Mahoney Cohen & Company, CPA, P.C. billed the Company an aggregate of $50,772 in fees for the fiscal year ended December 31, 2004, and $33,000 for the fiscal year ended December 31, 2003, for professional services rendered in connection with the audit of the Company’s financial statements and review of financial statements included in the Company’s 10-QSB reports for the interim periods within those fiscal years.

Audit Related Fees

Mahoney Cohen & Company, CPA, P.C. did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal years ended 2003 and 2004.

Tax Fees

Mahoney Cohen & Company, CPA, P.C. did not render any professional services for tax compliance, tax advice, or tax planning during 2004 and 2003. The fees associated for the preparation of the 2004 corporate tax returns were approximately $5,000 and $7,010 for the fees associated for the preparation of the 2003 corporate tax returns.

All Other Fees

The aggregate fees billed by Mahoney Cohen & Company, CPA, P.C. for services rendered to the Company, other than the services described under “Audit Fees” and “Audit-Related Fees” and tax fees amount to $-0- for the fiscal years ended 2003 and 2004.

The Audit Committee of the Company’s Board of Directors has determined that the provision of services by Mahoney Cohen & Company, CPA, P.C., as set forth above, is compatible with maintaining its independence.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company’s next Annual Meeting must be received by the Company no later than January 21, 2006 in order to be included in the proxy statement and proxy relating to the meeting.

The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not received prior to January 21, 2006, or otherwise made in compliance with Rule 14a-8, under the Securities and Exchange Act of 1934, as amended.

ANNUAL REPORT

The Company is providing to each shareholder of record as of September 8, 2005, a copy of the Company’s Form 10-KSB, including the financial statements, for the year ending December 31, 2004. A copy of any exhibit to the Company’s Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to Clinton Snyder, Secretary, Global Entertainment Holdings/Equities, Inc., 703 Waterford Way, Suite 690, Miami, Florida 33126.

BY THE ORDER OF THE BOARD OF DIRECTORS:

Bryan Abboud, Chief Executive Officer

Miami, Florida

September 27, 2005

Exhibit A

CHARTER OF THE AUDIT COMMITTEE

OF

THE BOARD OF DIRECTORS OF

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors (“Board”) of Global Entertainment Holdings/Equities, Inc. (“Company”) to assist the Board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to the Company’s shareholders and others, the systems of internal controls which management and the Board have established, and the audit process. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•

Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•

Monitor the independence and performance of the Company’s independent accountants and internal auditing department.

•

Provide an avenue of communication among the independent accountants, management, the internal auditing department, and the Board.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers and the Securities and Exchange Commission regulations and any amendments to these rules and regulations. The Audit Committee shall be comprised of three (3) or more members, two of which must be directors, as determined by the Board, each of whom shall be independent, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The composition of the Audit Committee shall comply with these requirements upon the Company’s next annual meeting occurring after January 1, 2003.

All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one (1) member of the Audit Committee shall have accounting or related financial management expertise as designated in the rules promulgated by the Securities and Exchange Commission. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be appointed by the Board to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. The members of the Audit Committee may receive such compensation, if any, for their services, and such reimbursements for expenses, as may be fixed or determined by resolution of the Board.

The Audit Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chair or at the request of the independent accountants. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent accountants, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent accountants quarterly to review the Company’s financial statements and significant findings based upon the accountants limited review procedures.

III. Audit Committee Responsibilities and Duties

The Audit Committee’s responsibilities involve reviewing the Company’s policies and procedures regarding its audit process, monitoring the Company’s independent accountants and internal auditing department, and fostering communication between all relevant parties. A more detailed list of these responsibilities are set forth below.

Review Procedures

1.

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published in the Company’s proxy statement at least every three (3) years in accordance with SEC regulations.

2.

Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

3.

In consultation with management, the independent accountants, and the internal accountants, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent accountants and the internal auditing department together with management’s responses.

4.

Review with financial management and the independent accountants the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent accountants in accordance with SAS 61 (see item 11). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5.

Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

6.

Conduct or authorize any investigation appropriate to fulfilling its responsibilities. The Audit Committee shall have direct access to the independent accountants as well as anyone in the organization, and the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Independent Accountants

7.

The independent accountants are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the accountants and annually recommend to the Board the appointment of the independent accountants or approve any discharge of accountants when circumstances warrant.

8.

Approve the fees and other significant compensation to be paid to the independent accountants and review any representation letter that management provides to the independent auditor.

9.

On an annual basis, the Audit Committee should review and discuss with the independent accountants all significant relationships they have with the Company that could impair the accountants’ independence.

10.

Discuss annual financial statements during one-on-one meetings with each of the Company’s auditors, management, internal accountants, and outside counsel.

11.

Confer with the independent accountants and the internal accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants’ annual engagement letter; review and approve the Company’s internal audit charter, annual audit plans and budgets; direct the special attention of the accountants to specific matters or areas deemed by the Audit Committee or the accountants to be of special significance; and authorize the accountants to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

12.

Prior to releasing the year-end earnings, discuss the results of the audit with the independent accountants. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

13.

Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14.

Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

15.

Require independent auditors to report to the Audit Committee in writing all of the critical accounting policies to be used and all alternative treatments of financial information within GAAP that have been discussed with the Company’s management, including the treatment the auditor has recommended.

16.

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

17.

Pre-approve all audit and non-audit services performed for the Company by any accounting, auditing, or other financial services company.

18.

Provide the Audit Committee with the authority to engage (at the Company’s expense) independent counsel and other advisers regarding accounting or audit practices.

19.

Approve any transaction between an officer or director and the Company, or any of its subsidiaries or affiliates, to ensure that such “related-party” transactions have been approved by an independent body as “arm’s-length” transactions that benefit the Company.

20.

Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

21.

Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

22.

Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

23.

Establish, review, and update periodically a Code of Ethical Conduct for all corporate personnel and ensure that management has established a system to enforce this Code.

24.

Periodically perform self-assessment of Audit Committee performance.

25.

Review financial and accounting personnel succession planning within the Company.

26.

Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and perquisites. Annually review a summary of director and officers related party transactions and potential conflicts of interest.

27.

Establish procedures for the Audit Committee to receive, retain, and deal with complaints relating to the Company’s accounting controls.

28.

Establish procedures for the Audit Committee to receive confidential and anonymous information about the Company’s financial controls from the Company’s employees.

29.

Create an agenda for the ensuing year.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

Proxy for Annual Shareholder Meeting

October 13, 2005

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Bryan Abboud as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of shareholders (the “Meeting”) of Global Entertainment Holdings/Equities, Inc. (the “Company”) to be held Thursday, October 13, 2005 at 9 a.m. (EDT), at 703 Waterford Way, Suite 690, Miami, Florida, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of shareholders, and the accompanying Proxy Statement of the Company.

Please indicate your voting preference by checking the desired item and returning to the Company.

1.

Election of the Board of Directors until the next Annual Meeting.

☐

For all nominees listed below (except as marked to the contrary)

		For the nominee	Against the nominee	Abstain
1.	Bryan Abboud	☐	☐	☐
2.	James Doukas	☐	☐	☐
3.	Thomas Glaza	☐	☐	☐
4.	David Outhwaite	☐	☐	☐

The Board of Directors recommends a vote FOR the listed nominees.

2.

Ratification of the employment of Mahoney Cohen & Company, CPA, P.C. as the Company’s independent auditor for the fiscal year ending December 31, 2005.

For ☐	Against ☐	Abstain ☐

The Board of Directors recommends a vote FOR proposal 2.

This Proxy will be voted as specified by the shareholder, but if no choice is specified, it will be voted FOR Proposals 1 and 2.

Note: The proxy holder is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournments and postponements thereof.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ______________, 2005

Number of Shares Voted  _______

____________________________

____________________________

Please Print or Type Your Name

Signature

____________________________

____________________________

Please Print or Type Your Name

Signature

Please fax to 305-373-4668 or mail to: 703 Waterford Way Ste 690, Miami FL 33126-4676